Exhibit 31.1  -  SECTION 302 CEO CERTIFICATION

                                  CERTIFICATION

I, Cindy Swank, certify that:

     1.   I   have   reviewed  this  annual  report  on Form 10-KSB  of

          APD Antiquities, Inc.;

     2.   Based on my  knowledge,  this  report  does not contain any untrue  statement of a material  fact or omit to state a

          material fact necessary to make the statements  made, in

          light of the  circumstances under which such  statements were made, not misleading with respect to the period covered by this report;

     3.   Based on my knowledge,  the financial statements,  and other financial information  included in this report,  fairly

          present in all material respects the financial  condition,

          results of operations and cash flows of the small business issuer as of, and for, the periods presented in this report;

     4.   The small business issuer's  other certifying  officer and I are responsible for establishing  and maintaining  disclosure controls  and procedures (as defined in Exchange  Act Rules

          13a-15(e)and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 31a-15(f) and

          15(d)-15(f))for the small business issuer and have:

          a)   Designed such disclosure controls and procedures, or

               caused such disclosure controls and procedures to be

               designed under our supervision, to ensure that material

               information relating to the small business issuer,

               including its consolidated subsidiaries, is made known

               to us by others within those entities, particularly

               during the period in which this report is being

               prepared;

          b)   evaluated  the  effectiveness  of  the  small business

               issuer's disclosure controls and  procedures and

               presented in this report our conclusions about the

               effectiveness of the disclosure controls and procedures,

               as of the end of the  period covered by this report

               based on such evaluation; and

          c)   Disclosed in this report any change in the registrant's

               internal control over financial reporting that occurred

               during the small business issuer's most recent fiscal

               quarter (the registrant's fourth fiscal quarter in the

               case of an annual report) that has materially affected,

               or is reasonably likely to materially affect, the small

               business issuer's internal control over financial

               reporting; and

     5.   The small business issuer's other certifying officer and I have disclosed, based on our most recent evaluation of

          internal control    over financial reporting, to the small

          business issuer's auditors and to the audit committee of the small business issuer's board of directors (or persons

          fulfilling the equivalent function):

          a)   All significant deficiencies and material weaknesses in

               the design or operation of internal control over

               financial reporting which are reasonably likely to

               adversely affect the small business issuer's ability to

               record, process, summarize and report financial

               information; and

          b)   any fraud, whether or not material, that  involves

               management or other employees who have a  significant

               role in the  small business issuer's internal control

               over financial reporting.

March 13, 2007

 /s/ Cindy Swank

----------------                      ----------------------------

                                       Cindy Swank

                                       President, CEO and CFO

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